EXHIBIT 32.1

CERTIFICATION OFCHIEFEXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly Report on Form 10-Q of HighLight Networks, Inc. for the quarter ended March 31, 2010, I certify, pursuant to 18 U.S.C. Section 1350,asadopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

        (1)    the  Quarterly Report on Form 10-Q of HighLight Networks Inc. for the quarter  ended March 31, 2010 fully complies with the requirements of Section  13(a) or 15(d) of the Securities Exchange Act of 1934;  and

        (2)    the  information contained in the Quarterly Report on Form 10-Q for the quarter  ended March 31, 2010, fairly presents in all material respects, the  financial condition and results of operations of HighLight Networks,  Inc..

By:   /s/ Perry Douglas West

Name:  Perry Douglas West

Title: Principal  Executive Officer, Principal  Financial Officer and Director

Date:  May 26, 2010